 Exhibit 10.6

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of June 29, 2015, by and among Guided Therapeutics, Inc., a Delaware corporation (the “Company”), Aquarius Opportunity Fund (the “Lead Purchaser”), and each other purchaser identified on the signature pages hereto (each, along with the Lead Purchaser, including their respective successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B. Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) shares of the Company’s Series C Convertible Preferred Stock (the “Preferred Stock”), which shares of Preferred Stock shall be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (as converted, the “Conversion Shares”) in accordance with the terms of the Preferred Stock, and (ii) warrants in substantially the form attached hereto as Exhibit C (the “Warrants”) to acquire shares of Common Stock (“Warrant Shares”).

C. The Preferred Stock, the Warrants, the Conversion Shares, and the Warrant Shares collectively are referred to herein as the “Securities”.

D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit D (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Conversion Shares and the Warrant Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I.
DEFINITIONS

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing against the Company, any Subsidiary or any of their properties or any executive officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an executive officer, director or employee of the Company or such Subsidiary, as applicable, before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of North Carolina are authorized or required by law or other governmental action to close.

“Certificate of Designation” means the Certificate of Designation to be filed prior to the First Closing by the Company with the Secretary of State of the State of Delaware, in the form of Exhibit B attached hereto, as amended from time to time.

“Closing Bid Price” means, for any security as of any date, the last closing bid price for such security on the Principal Trading Market, or, if the Principal Trading Market begins to operate on an extended hours basis and does not designate the closing bid price then the last bid price of such security prior to 4:00:00 p.m., New York time, or, if the Principal Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported by OTC Markets Group Inc. If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the parties. If the parties are unable to agree upon the fair market value of such security, then the Board of Directors of the Company shall use its good faith judgment to determine the fair market value. The Board of Directors’ determination shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

“Common Stock” has the meaning set forth in the Recitals, and also includes any other class of securities into which the Common Stock may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or any Subsidiary which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

  “Company Counsel” means Jones Day.

  “Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement.

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Convertible Note” means that certain secured promissory note issued by the Company to Magna Equities II, LLC on June 25, 2015.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, preferred stock or similar instruments, and (v) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

“Lead Purchaser Counsel” means Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind other than any Permitted Liens.

“Material Adverse Effect” means a material adverse effect on the results of operations, assets, prospects, business or financial condition of the Company and the Subsidiaries, taken as a whole, except that any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting general market conditions in the U.S. economy or which are generally applicable to the industry in which the Company operates, provided that such effects are not borne disproportionately by the Company, (ii) any change in interest or exchange rates generally applicable to the market, (iii) any change that generally affects any industry in which the Company operates or in which of its products or services are used or distributed, (iv) effects resulting from or relating to the announcement or disclosure of the sale of the Securities or other transactions contemplated by the Transaction Documents, (v) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with the Transaction Documents, or (vi) effects arising in connection with epidemics, pandemics, earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof.

“Material Contract” means any contract of the Company that has been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, (v) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clause (iv) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, or (vii) liens granted in connection with the Secured Note.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agent” means Ladenburg Thalmann & Co. Inc.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the OTCQB Marketplace operated by OTC Market Group Inc.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition).

“Pro Rata Share” means, with respect to any Purchaser, a percentage calculated by dividing (i) the aggregate subscription amounts of such Purchaser at all Closings by (ii) the aggregate subscription amounts of all Purchasers at all Closings.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Secured Note” means that certain secured promissory note issued by the Company to Tonaquint, Inc. on September 10, 2014, as amended.

“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a), and shall, where applicable, include any subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market, or, if the Common Stock is not listed or quoted on any Trading Market, a Business Day.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: The NASDAQ Global Market, The NASDAQ Global Select Market, The NASDAQ Capital Market, the New York Stock Exchange, NYSE Arca, the NYSE MKT, the OTCQX Marketplace or the OTCQB Marketplace (or any successor to any of the foregoing).

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Certificate of Designation, the Warrants, the Registration Rights Agreement and any other documents or agreements explicitly contemplated hereunder or thereunder.

“Transfer Agent” means Computershare Trust Company, N.A., the current transfer agent of the Company, with a mailing address of 250 Royall Street, Canton, Massachusetts 02021 and a facsimile number of (303) 262-0610, and any successor transfer agent of the Company.

ARTICLE II.
PURCHASE AND SALE

2.1           Closings.

(a)    Amount. Subject to the terms and conditions set forth in this Agreement, the purchase and sale of the Preferred Stock and Warrants shall take place in two closings (each, a “Closing” and each date thereof, a “Closing Date”) as follows:

(i)                 At a closing on the date of this Agreement (the “First Closing”), the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company, the number of shares of Preferred Stock set forth opposite such Purchaser’s name under the heading “First Closing Preferred Stock” on Exhibit A hereto, along with a Warrant to purchase the number of Warrant Shares set forth opposite such Purchaser’s name under the heading “First Closing Warrant Shares” on Exhibit A hereto (rounded up to the nearest whole share), in exchange for a payment from each Purchaser in the amount set forth opposite such Purchaser’s name under the heading “First Closing Subscription Amount” on Exhibit A hereto. The Lead Purchaser’s payment at the First Closing shall be payable by wire transfer of immediately available funds and shall be distributed as follows: (1) $75,000 shall be paid to the Lead Purchaser Counsel; (2) $168,000 shall be paid to Company Counsel; (3) $225,000 shall be paid to the Placement Agent; and (4) the remainder shall be paid to the Company. Each other Purchaser’s payment at the First Closing shall be payable by wire transfer of immediately available funds to the Company.

(ii)               At a closing on the date that is five (5) Trading Days following the effectiveness of the Charter Amendment (the “Second Closing”), the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company, the number of shares of Preferred Stock set forth opposite such Purchaser’s name under the heading “Second Closing Preferred Stock” on Exhibit A hereto, along with a Warrant to purchase the number of Warrant Shares set forth opposite such Purchaser’s name under the heading “Second Closing Warrant Shares” on Exhibit A hereto (rounded up to the nearest whole share), in exchange for a payment from each Purchaser in the amount set forth opposite such Purchaser’s name under the heading “Second Closing Subscription Amount” on Exhibit A hereto. The Lead Purchaser’s payment at the Second Closing shall be payable by wire transfer of immediately available funds and shall be distributed as follows: (1) $200,000 shall be paid to Company Counsel; (2) $135,000 shall be paid to the Placement Agent; and (3) the remainder shall be paid to the Company. Each other Purchaser’s payment at the Second Closing shall be payable by wire transfer of immediately available funds to the Company or, if so indicated on Exhibit A hereto, by the valid transfer to the Company (free and clear of all encumbrances) of either a Company-issued promissory note with an outstanding balance equal to, or shares of the Company’s Series B Convertible Preferred Stock with an aggregate Liquidation Amount (as defined by the terms of such Series B Convertible Preferred Stock) equal to, the amount set forth opposite such Purchaser’s name under the heading “Second Closing Purchase Price” on Exhibit A hereto, in lieu of cash as payment.

(b)   Closing. Each Closing of the purchase and sale of Preferred Stock and Warrants shall take place at the offices of the Lead Purchaser Counsel on the applicable Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

2.2           Closing Deliverables. (a) On or prior to each Closing (or as otherwise provided below), the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

(i)                 this Agreement, duly executed by the Company (First Closing only);

(ii)               evidence of the filing and acceptance of the Certificate of Designation from the Secretary of State of the State of Delaware (First Closing only);

(iii)             facsimile copies of the Preferred Stock and Warrants purchased at the applicable Closing, each bearing the restrictive legends described herein, with originals to follow within three Business Days of such Closing;

(iv)             a legal opinion of Company Counsel, dated as of the date of the Closing and in the form attached hereto as Exhibit E, executed by such counsel and addressed to the Purchasers;

(v)               the Registration Rights Agreement (First Closing only);

(vi)             a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the certificate of incorporation, as amended, and by-laws of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company, in the form attached hereto as Exhibit G (First Closing only, unless there have been subsequent changes to any of the matters covered by the Secretary’s Certificate delivered at the First Closing); and

(vii)           the Compliance Certificate referred to in Section 5.1(h).

(b)               On or prior to each Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i)                 this Agreement, duly executed by such Purchaser (First Closing only);

(ii)               Payment for the applicable Securities as described in Section 2.1(a) with respect to the applicable Closing;

(iii)             the Registration Rights Agreement, duly executed by such Purchaser (First Closing only); and

(iv)             a fully completed and duly executed Selling Stockholder Questionnaire in the form attached as Annex B to the Registration Rights Agreement (First Closing only, unless there have been subsequent changes to the information set forth on the Selling Stockholder Questionnaire delivered at the First Closing).

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company. Except as (i) set forth in the schedules delivered herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules or other representations relating to the subject matter of such disclosures, or (ii) disclosed in the SEC Reports, the Company hereby represents and warrants as of each Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each Purchaser:

(a)                Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a) hereto. Except as disclosed in Schedule 3.1(a) hereto, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)               Organization and Qualification. The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation or bylaws or other organizational or charter documents. The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect, and no Proceeding has been instituted, is pending, or, to the Company’s Knowledge, has been threatened in writing in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)                Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder, assuming the due adoption and effectiveness of the Charter Amendment. The Company’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Preferred Stock and the Warrants and the reservation for issuance and the subsequent issuance of the Conversion Shares upon conversion of the Preferred Stock and the Warrant Shares upon exercise of the Warrants) have been duly authorized by all necessary corporate action on the part of the Company (assuming receipt of the Stockholder Approval), and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals and the filing of the Charter Amendment. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)               No Conflicts. The execution, delivery and (assuming the due adoption and effectiveness of the Charter Amendment) performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Preferred Stock and Warrants and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) do not and will not (i) conflict with or violate any provisions of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or otherwise result in a violation of the organizational documents of the Company (assuming, in the case of the Company’s certificate of incorporation, the due adoption and effectiveness of the Charter Amendment); (ii) conflict with, constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary pursuant to, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract; or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by such Purchaser herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e)                Filings, Consents and Approvals. Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Securities and the listing of the Conversion Shares and Warrant Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section 4.5, (vi) those that have been made or obtained prior to the date of this Agreement, (vii) the Stockholder Approval and (viii) the filing of the Charter Amendment (collectively, the “Required Approvals”).

(f)                Issuance of the Securities. The Preferred Stock and Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. Assuming the due adoption and effectiveness of the Charter Amendment, the Conversion Shares issuable upon conversion of the Preferred Stock and the Warrant Shares issuable upon exercise of the Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents and the Preferred Stock or exercise of the Warrants, as applicable, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. Assuming the accuracy of the representations and warranties of such Purchaser in this Agreement, the Securities issued to such Purchaser will be issued in compliance with all applicable federal and state securities laws. As of each Closing Date, the Company shall have reserved from its duly authorized capital stock the number of shares of Common Stock required as of such date pursuant to Section 4.2.

(g)                Capitalization. The numbers of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) are as set forth in the section entitled “Description of Securities” in its Prospectus filed with the Commission on May 7, 2015. Except as set forth in Schedule 3.1(g), the Company has not issued any capital stock since the date of such Prospectus. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents that have not been effectively waived as of the Closing Date. Except as a result of the purchase and sale of the Preferred Stock and Warrants, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Preferred Stock and Warrants will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities, other than the Stockholder Approval. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s stockholders.

(h)               SEC Reports; Disclosure Materials. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”, and the SEC Reports, together with the Disclosure Schedules, being collectively referred to as the “Disclosure Materials”). As of their respective filing dates, or to the extent corrected by a subsequent amendment, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.

(i)                 Financial Statements.

(i)                 The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent amendment). Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments.

(ii)               Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the SEC Reports under the Securities Act or the Exchange Act.

(j)                 Material Changes. Since the date of the latest financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company or pursuant to the express terms of outstanding securities of the Company), and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued pursuant to existing Company stock option or stock purchase plans or executive and director compensation arrangements disclosed in the SEC Reports. Except for the issuance of the Preferred Stock and Warrants contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(k)               Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports, would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s Knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or executive officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Exchange Act or the Securities Act.

(l)                 Employment Matters. No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company which would have or reasonably be expected to result in a Material Adverse Effect. None of the Company’s or any Subsidiary’s employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and each Subsidiary believes that its relationship with its employees is good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. To the Company’s Knowledge, no executive officer, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of a third party, and to the Company’s Knowledge, the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters, except in each case, matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(m)             Compliance. Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(n)               Regulatory Permits. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted and as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any of its Subsidiaries has received any notice of Proceedings relating to the revocation or modification of any such Material Permits.

(o)               Title to Assets. Neither the Company nor any of its Subsidiaries owns any real property. The Company and its Subsidiaries have good and marketable title to all tangible personal property owned by them that is material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all Liens except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(p)               Patents and Trademarks. To the Company’s Knowledge, the Company and the Subsidiaries own, possess, license or have other rights to use, all patents, patent applications, trade and service marks, trade and service mark applications and registrations, trade names, trade secrets, inventions, copyrights, licenses, technology, know-how and other intellectual property rights and similar rights described in the SEC Reports as necessary or material for use in connection with their respective businesses and which the failure to so have would have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. There is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by any Person that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of another. To the Company’s Knowledge, there is no existing infringement by another Person of any of the Intellectual Property Rights that would have or would reasonably be expected to have a Material Adverse Effect. To the Company’s Knowledge, all patent applications and patents within the Intellectual Property Rights have been prosecuted with a duty of candor, and there is no material fact known by the Company that would preclude the issuance of patents with respect to said patent applications or that would render any issued patents invalid or unenforceable. There is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by another Person challenging the Company’s rights in or to any material Intellectual Property Rights, or challenging inventorship, validity or scope of any such Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the technology employed by the Company or its Subsidiaries has been obtained or is being used by the Company or the respective Subsidiary, as applicable, in violation of any contractual obligation binding on the Company or the respective Subsidiary, as applicable, or, to the Company’s Knowledge, any of its executive officers, directors or employees or otherwise in violation of the rights of any Person.

(q)               Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company and the Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor, to the Company’s Knowledge, will it or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r)                Transactions With Affiliates and Employees. None of the executive officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, executive officers and directors), that would be required to be disclosed pursuant to Item 404 of Regulation S-K.

(s)                Certain Fees. Except for compensation payable to the Placement Agent or as expressly set forth in this Agreement, no person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

(t)                 Private Placement. Assuming the accuracy of such Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to such Purchaser under the Transaction Documents. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Trading Market.

(u)               Investment Company The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Preferred Stock and Warrants will not be, or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(v)               Registration Rights. Other than the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

(w)              Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance in all material respects with all listing and maintenance requirements of the Principal Trading Market on the date hereof.

(x)               Application of Takeover Protections; Rights Agreements. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(y)               Disclosure. The Company confirms that it has not provided, and to the Company’s Knowledge, none of its executive officers or directors nor any other Person acting on its or their behalf has provided, such Purchaser or its agents or counsel with any information that it believes constitutes material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.5. The Company understands and confirms that such Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company.

(z)                No Integrated Offering. Assuming the accuracy of such Purchaser’s representations and warranties set forth in Section 3.2, none of the Company, its Subsidiaries nor, to the Company’s Knowledge, any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of stockholder approval provisions, including, without limitation, under the rules and regulations of the Principal Trading Market.

(aa)            No General Solicitation. Neither the Company nor, to the Company’s Knowledge, any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.

(bb)           Foreign Corrupt Practices. Neither the Company, nor to the Company’s Knowledge, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(cc)            Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in SEC Reports and is not so disclosed and would have or reasonably be expected to result in a Material Adverse Effect.

(dd)           Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by each Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ee)            Regulation M Compliance. The Company has not, and to the Company’s Knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Company or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(ff)             PFIC. Neither the Company nor any Subsidiary is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(gg)            OFAC. Neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any director, executive officer, agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, North Korea, Sudan, Syria, or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(hh)           Government Licenses. The Company possesses such permits, certificates, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business of the Company as described in the SEC Reports, including without limitation, all such approvals, certificates, authorizations and permits required by the United States Food and Drug Administration (the “FDA”) and/or other federal, state, local or foreign agencies or bodies engaged in the regulation of clinical trials, medical devices, or biohazardous substances or materials, except where the failure so to possess would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect; the Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect; and the Company has not received any written notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have or reasonably be expected to have a Material Adverse Effect. Where required by applicable laws and regulations of the FDA or any foreign regulatory authority, the Company has submitted to the FDA or any foreign regulatory authority any application, or amendment or supplement thereto, for a clinical trial it has conducted or sponsored or is conducting or sponsoring, except where such failure would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect; all such submissions were in material compliance with applicable laws and rules and regulations when submitted and no material deficiencies have been asserted by the FDA or such foreign regulatory authority with respect to any such submissions, except any deficiencies which would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

(ii)               Shell Company. The Company is not, and was not in the past, an “ineligible issuer” (as defined in Rule 405 promulgated under the Securities Act).

(jj)               Bad Actor Disqualification. Neither the Company nor, to the Company’s Knowledge after its reasonable inquiry, any of its directors or executive officers is or has been, within the periods of time applicable thereunder, subject to any event as set forth in Rule 506(d) under the Securities Act that would disqualify the Company from relying on the exemption afforded by Regulation D (or any event that would require disclosure if such event occurred prior to September 23, 2013).

3.2           Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of each Closing Date to the Company as follows:

(a)                Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by such Purchaser and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)               No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c)                Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring such Securities as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d)               Purchaser Status. At the time such Purchaser was offered the Preferred Stock and Warrants, it was, and at the date hereof it is, and on each date on which it converts the Preferred Stock or exercises the Warrants it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e)                General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(f)                Experience of the Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser understands that investment in the Securities involves a high degree of risk. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(g)                Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

(h)               Brokers and Finders. Except as expressly set forth in this Agreement, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or such Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

(i)                 Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to such Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(j)                 Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(k)               No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(l)                 Regulation M. Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by such Purchaser.

(m)             Residency. Such Purchaser’s offices in which its investment decision with respect to the Securities was made are located at the address immediately below such Purchaser’s name on its signature page hereto.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a)                Compliance with Laws. Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule) or (iv) in connection with a bona fide pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement with respect to such transferred Securities.

         (b)          Legends. Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c):

[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge, but Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure of such legended Securities. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, to the extent required by applicable law, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(c), any Securities subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

(c)           Removal of Legends. The legend set forth in Section 4.1(b) shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to the effective registration statement registering the Securities for resale, the Purchaser agrees to only sell such Securities during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Any fees associated with the removal of such legend shall be borne by the Company. Following the effectiveness date of the relevant Registration Statement, or at such earlier time as a legend is no longer required for applicable Securities, the Company will no later than three (3) Trading Days (such third (3rd) Trading Day, the “Deadline Date”) following the delivery by a Purchaser to the Company (with notice to the Company) of (i) a legended certificate representing Conversion Shares or Warrant Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer), (ii) a Conversion Notice in the manner stated in the Preferred Stock to effect the conversion of such Preferred Stock in accordance with its terms, or (iii) an Exercise Notice in the manner stated in the Warrants to effect the exercise of such Warrant in accordance with its terms, and, in each case, an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to the Purchaser or the transferee of the Purchaser, as applicable, a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c). Certificates for Conversion Shares or Warrant Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to a Purchaser by crediting the account of the Purchaser’s prime broker with DTC as directed by the Purchaser.

(d)           Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act and applicable law. While the Registration Statement remains effective, each Purchaser hereunder may sell the Conversion Shares or Warrant Shares in accordance with the plan of distribution contained in the Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Conversion Shares or the Warrant Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Conversion Shares or Warrant Shares until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless such Purchaser is able to, and does, sell such Conversion Shares or Warrant Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Both the Company and the Transfer Agent, and their respective directors, executive officers, employees and agents, may rely on this Section 4.1(d), and each Purchaser hereunder will indemnify and hold harmless each of such persons from any breaches or violations of this Section 4.1(d); provided, that each Purchaser’s indemnification obligation will in no event exceed the net proceeds received by such Purchaser upon a sale of Conversion Shares or Warrant Shares in breach or violation of this Section 4.1(d).

(e)           Buy-In. If the Company shall fail for any reason or for no reason to issue to a Purchaser unlegended certificates before or on the Deadline Date, then, in addition to all other remedies available to such Purchaser, if after the Deadline Day, such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three (3) Trading Days after such Purchaser’s request promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Purchaser’s total purchase price for such shares over the product of (a) such number of shares of Common Stock, times (b) the Closing Bid Price on the Deadline Date.

4.2  Reservation of Common Stock. The Company shall take all action necessary to at all times during the period the Preferred Stock or Warrants are outstanding have authorized, and reserved for the purpose of issuance under the Preferred Stock and Warrants, (i) prior to effectiveness of the Charter Amendment, no less than 60 million shares and (ii) from and after effectiveness of the Charter Amendment, at least the number of shares of Common Stock then issuable upon conversion of the Preferred Stock or exercise of the Warrants issued pursuant to this Agreement (or any greater amount required pursuant to the applicable Preferred Stock or Warrants), without taking into account any limitations on conversion of the Preferred Stock or exercise of the Warrants set forth in the Preferred Stock or Warrants, respectively.

4.3  Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144, until the date that the Securities cease to be Registrable Securities (as defined in the Registration Rights Agreement) (and for no less than twelve (12) months from the Closing), the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.

4.4           Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the Principal Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.5     Securities Laws Disclosure; Publicity. By 9:00 A.M., New York City time, on the Trading Day immediately following the date hereof, the Company shall issue a press release (the “Press Release”) disclosing all material terms of the transactions contemplated hereby. On or before 9:00 A.M., New York City time, on the fourth (4th) Trading Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement, the form of Preferred Stock, the form of Warrant and the Registration Rights Agreement)). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or an Affiliate of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission, (ii) in subsequent filings with the Commission that repeat disclosure previously consented to by the Purchasers, and (iii) to the extent such disclosure is required by law, request of the Staff of the Commission or Principal Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (iii). From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information in connection with the transactions contemplated by the Transaction Documents received from the Company, any Subsidiary or any of their respective executive officers, directors, employees or agents, that is not disclosed in the Press Release unless such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information that, by its terms, expressly contemplates that such Purchaser’s confidentiality obligations shall survive the issuance of the Press Release (a “Surviving NDA”). In addition, effective upon the issuance of the Press Release, except with respect to any Surviving NDA executed by a Purchaser, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates or agents, on the one hand, and any Purchaser or any of its affiliates, on the other hand, shall terminate. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are required to be publicly disclosed by the Company as described in this Section 4.5, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

4.6           Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “acquiring person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in either case solely by virtue of receiving Securities under the Transaction Documents or under any other written agreement between the Company and the Purchasers; provided, however, that no such Purchaser owns any equity in the Company prior to its purchase of the Securities hereunder.

4.7           Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, including this Agreement, or as expressly required by any applicable securities law, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information regarding the Company that the Company believes constitutes material non-public information without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.8           Use of Proceeds. The Company shall use the net proceeds from the sale of the Preferred Stock and Warrants hereunder for general corporate purposes, but, except as otherwise provided for herein, shall not use such proceeds for: (a) the satisfaction of any portion of the Company’s debt (other than payment of accounts payable in the ordinary course of the Company’s business and prior practices, and repayment pursuant to their respective terms of the Secured Note and the Convertible Note), (b) the redemption of any Common Stock or Common Stock Equivalents or (c) the settlement of any outstanding litigation.

4.9           Indemnification of Purchasers. Subject to the provisions of this Section 4.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a)(i) any material breach of any of the representations, warranties, covenants or agreements not qualified by materiality or (ii) any breach of any of the representations, warranties, covenants or agreements qualified by materiality, in each case made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or its Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of such indemnified liabilities that is permissible under applicable law. Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 4.9, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all reasonable fees and expenses relating to such action, proceeding or investigation; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.10       Principal Trading Market Listing. The Company shall comply in all respects with any filing or other requirements of the Principal Trading Market in connection with the transactions (including the issuance of Securities) contemplated by this Agreement.

4.11       Form D; Blue Sky. The Company agrees to timely file a Form D with the Commission with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon the written request of any Purchaser. The Company, on or before each Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of any Purchaser.

4.12       Delivery of Preferred Stock and Warrants After Closing. The Company shall deliver, or cause to be delivered, the respective Preferred Stock and Warrants purchased by each Purchaser to such Purchaser within three (3) Trading Days of the applicable Closing Date.

4.13       Short Sales and Confidentiality After The Date Hereof. Each Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as described in Section 4.5 or (ii) this Agreement is terminated in full pursuant to Section 6.18. For as long as each Purchaser holds Registrable Securities (as defined in the Registration Rights Agreement), such Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any Short Sales of the Company’s securities. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after such time that such Purchaser no longer holds any Registrable Securities. Notwithstanding the foregoing, in the event that such Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Moreover, notwithstanding the foregoing, in the event that any Purchaser has sold Securities pursuant to Rule 144 prior to the effectiveness date of the relevant Registration Statement and the Company has failed to deliver certificates without legends prior to the settlement date for such sale (assuming that such certificates meet the requirements set forth in Section 4.1(c) for the removal of legends), the provisions of this Section 4.13 shall not prohibit such Purchaser from entering into net Short Sales for the purpose of delivering shares of Common Stock in settlement of such sale.

4.14       Participation in Future Financing.

(a)                If the Company or any of the Subsidiaries issues any Common Stock or Common Stock Equivalents for cash consideration other than in an Exempt Issuance (as defined in the Certificate of Designations) (a “Subsequent Financing”), from the date hereof until the date that is six (6) months from the final Closing Date, each Purchaser who has purchased at least 1,000 shares of Preferred Stock (a “Major Purchaser”) shall have the right to participate, up to an amount equal to such Major Purchaser’s Participation Percentage, in the Subsequent Financing on the same terms, conditions and price provided to the other investors in the Subsequent Financing. For purposes of the foregoing sentence, the “Participation Percentage” means, with respect to any Major Purchaser, a percentage calculated by multiplying fifty percent (50%) by a fraction, the numerator of which is the aggregate subscription amounts of such Major Purchaser at all Closings, and the denominator of which is the aggregate subscription amounts of all Major Purchasers at all Closings. In addition, if the Company conducts a Subsequent Financing at any time while any Preferred Stock is outstanding, each Purchaser shall have the right, in its sole discretion, to surrender any or all shares of Preferred Stock held by such Purchaser to the Company and receive, in exchange therefor, a number of the securities issued in such Subsequent Financing calculated by dividing the aggregate Stated Value of the shares of Preferred Stock so surrendered by the price at which the securities are provided for in such Subsequent Financing.

(b)               At least three (3) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice via e-mail of its intention to effect a Subsequent Financing (a “Subsequent Financing Notice” and the date of such Purchaser’s receipt thereof, the “Subsequent Financing Notice Date”). The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, (i) the amount of proceeds intended to be raised thereunder and (ii) the Person or Persons through or with whom such Subsequent Financing is proposed to be effected (in the case of subclause (ii), only if such information is known and the Company is not otherwise prohibited from disclosing such information) and shall include a term sheet or similar document relating thereto as an attachment. Notwithstanding the foregoing, the Subsequent Financing Notice pertains to a public offering in which the pricing information regarding the securities to be issued has not been determined, the Subsequent Financing Notice may omit such pricing information provided it indicates the approximate date and time that such pricing information will be determined.

(c)                If a Major Purchaser desires to participate in such Subsequent Financing (or a Purchaser desires to surrender Preferred Stock in such Subsequent Financing) pursuant to Section 4.14(a), it must provide written notice via e-mail (the “Acceptance Notice”) to the Company (i) on the Subsequent Financing Notice Date, if such Purchaser receives the Subsequent Financing Notice no later than 10:00 A.M., New York City time, on any Trading Day, or (ii) on the next Trading Day following the Subsequent Financing Notice Date, if the conditions of clause (i) are not satisfied. The Acceptance Notice must state that the Purchaser is willing to participate in the Subsequent Financing, include the amount of such Purchaser’s participation (or, if applicable, the number of shares of Preferred Stock to be surrendered), and, if applicable, contain a representation and warranty that the Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. In the event that pricing information was omitted from the Subsequent Financing Notice pursuant to the last sentence of Section 4.15(b), the Purchaser’s Acceptance Notice may be made conditional upon the Purchaser’s review and approval of the omitted pricing information. If the Purchaser delivers to the Company such a conditional Acceptance Notice, the Company shall deliver in writing the final pricing information to the Purchaser as promptly as practicable after such information has been determined, whereupon Purchaser shall have three (3) hours to notify the Company that it wishes to confirm or withdraw its prior Acceptance Notice. If the Company receives no Acceptance Notice from a Purchaser within the time periods described in the first sentence of this Section 4.15(c), such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

(d)               The Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice. The Company must provide each Purchaser with a second Subsequent Financing Notice, and each Purchaser will again have the right of participation set forth above in this Section 4.15, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on materially the terms set forth in such Subsequent Financing Notice within thirty (30) Trading Days after the date of the initial Subsequent Financing Notice.

(e)                The Company and each Purchaser agree that if a Purchaser elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby such Purchaser shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Purchaser.

(f)                Notwithstanding anything to the contrary in this Section 4.15 and unless otherwise agreed to by such Purchaser, if the Company delivers Subsequent Financing Notice to a Purchaser, the Company shall either confirm in writing to the Purchaser that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that the Purchaser will not be in possession of any material, non-public information, by the tenth (10th) Trading Day following delivery of the Subsequent Financing Notice. If by such tenth (10th) Trading Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by a Purchaser, such transaction shall be deemed to have been abandoned, and the Purchaser shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries.

4.15          Charter Amendment.

(a)    Each Purchaser acknowledges that, as of the date of this Agreement, the Company does not have sufficient authorized shares of Common Stock available for issuance upon conversion of all of the Preferred Stock or exercise of all of the Warrants issued pursuant to this Agreement and, therefore, any attempts at conversion of the Preferred Stock or exercise of the Warrants will be contingent upon availability of sufficient shares of Common Stock at the time of any particular conversion or exercise, as applicable. Notwithstanding anything to the contrary in the Transaction Documents, upon submission to the Company of any Notice of Conversion (as defined in the Certificate of Designations) or any Exercise Notice (as defined in the Warrants) at any time prior to the effectiveness of the Charter Amendment, if there are insufficient shares of authorized Common Stock available for issuance in accordance with such Notice of Conversion or Exercise Notice, and the Company is not otherwise in breach of this Section 4.15, each Purchaser agrees that any Notice of Conversion (as defined in the Certificate of Designations) or Exercise Notice (as defined in the Warrants) shall be deemed immediately withdrawn, without any penalty to the Company, upon delivery, within one (1) Trading Day after receipt of such Notice of Conversion or Exercise Notice, of a certificate of an officer of the Company stating that there are insufficient shares of Common Stock available for issuance in accordance with such Notice of Conversion or Exercise Notice.

(b)   On or before the ninetieth (90th) day following the date of this Agreement (the “Stockholders Meeting Deadline”), the Company shall hold a meeting of its stockholders (which meeting may be an annual or special meeting) (the “Stockholders Meeting”) at which the Company shall seek, and use its commercially reasonable efforts to obtain, approval from the Company’s stockholders for either or both of the following proposals: (i) the increase of the Company’s authorized shares of Common Stock by at least 100,000,000, provided that the Proposal shall also expressly indicate that a portion of such additional shares shall be used to satisfy the Company’s obligations to issue Conversion Shares under the Preferred Stock and issue Warrant Shares under the Warrants, and (ii) a reverse stock split of the Company’s Common Stock (such proposal or proposals in subclauses (i) and (ii) for which approval of the Company’s stockholders is actually sought, the “Charter Amendment,” the approval from the Company’s stockholders of the Charter Amendment, if and when given, the “Stockholder Approval,” and the date on which the Stockholder Approval is given, the “Stockholder Approval Date”). In connection with the Charter Amendment, the Company will prepare and promptly file with the Commission proxy materials (including a proxy statement and form of proxy) for use at the Stockholders Meeting and, after receiving and promptly responding to any comments of the Commission thereon, shall promptly mail such proxy materials to the stockholders of the Company. Each Purchaser shall promptly furnish in writing to the Company such information relating to such Purchaser and its investment in the Company as the Company may reasonably request for inclusion in the Proxy Statement. The Company will comply with Section 14(a) of the Exchange Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the “Proxy Statement”) and any form of proxy to be sent to the stockholders of the Company in connection with the Stockholders Meeting, and the Proxy Statement shall not, on the date that the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders Meeting that has become false or misleading.

(c)    Subject to its fiduciary obligations under applicable law (as determined in good faith by the Board of Directors after consultation with the Company’s outside counsel), the Board of Directors shall recommend to the Company’s stockholders that they vote in favor of the Charter Amendment (the “Board Recommendation”) and take all commercially reasonable action to solicit the approval of the stockholders for the Charter Amendment unless the Board of Directors shall have modified, amended or withdrawn the Board Recommendation pursuant to the provisions of the immediately succeeding sentence. Whether or not the Board of Directors modifies, amends or withdraws the Board Recommendation pursuant to the immediately preceding sentence, the Company shall, in accordance with Section 146 of the Delaware General Corporation Law and the provisions of its certificate of incorporation and bylaws, (i) take all action necessary to convene the Stockholders Meeting on or prior to the Stockholders Meeting Deadline, to consider and vote upon the approval of the Charter Amendment, (ii) submit the Charter Amendment at the Stockholders Meeting to the stockholders of the Company for their approval, and (iii) conditioned upon receipt of the Stockholder Approval, promptly file the Charter Amendment with the Secretary of State of the State of Delaware.

(d)   The Company and the Purchasers hereby declare that it is impossible to measure in money the damages which will accrue to the parties hereto by reason of the failure of any party to perform any of its obligations set forth in this Section 4.15. Therefore, the Purchasers shall have the right to seek specific performance of such obligations, and if the Purchasers shall institute any action or proceeding to enforce the provisions hereof, the Company hereby waives the claim or defense that the party instituting such action or proceeding has an adequate remedy at law.

ARTICLE V.

CONDITIONS PRECEDENT TO CLOSING

5.1           Conditions Precedent to the Obligations of the Purchasers to Purchase Securities. The obligation of each Purchaser to acquire Preferred Stock and Warrants at any Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the applicable Closing Date, of each of the following conditions (except to the extent expressly applicable to a particular Closing), any of which may be waived by such Purchaser (as to itself only):

(a)                Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of such Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b)               Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to such Closing.

(c)                No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)               Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)                Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

(f)                No Suspensions of Trading in Common Stock. The Common Stock shall not have been suspended, as of such Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of such Closing Date, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below the minimum listing maintenance requirements of the Principal Trading Market, if any.

(g)                Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(h)               Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of such Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of such Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached hereto as Exhibit G.

(i)                 Extension of Secured Note. The Company shall have entered into an amendment agreement with Tonaquint, Inc. that extends the date upon which the balance is due under the Secured Note until at least June 30, 2016.

(j)                 Assurances from Transfer Agent. The Company shall have delivered to each Purchaser reasonable evidence that the Transfer Agent shall be willing and able to issue and deliver shares of Common Stock to each Purchaser in accordance with the terms and conditions (including, but not limited to, the time period and legend requirements) of the Transaction Documents.

(k)               Initial Registration Statement and Charter Amendment. With respect to the Second Closing only, (i) a Registration Statement covering the resale by the Purchasers of all Registrable Securities (as defined in the Registration Rights Agreement) required to be registered on such Registration Statement in accordance with the Registration Rights Agreement shall be effective and (ii) the Charter Amendment shall have been filed with the Secretary of State of the State of Delaware and shall be effective.

5.2           Conditions Precedent to the Obligations of the Company to sell Securities. The Company’s obligation to sell and issue the Preferred Stock and Warrants at any Closing to each Purchaser is subject to the fulfillment to the satisfaction of the Company on or prior to the applicable Closing Date of the following conditions, any of which may be waived by the Company:

(a)                Representations and Warranties. The representations and warranties made by such Purchaser in Section 3.2 shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, and as of such Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(b)               Performance. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to such Closing Date.

(c)                No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)               Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect.

(e)                Purchaser Deliverables. The Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

ARTICLE VI.
MISCELLANEOUS

6.1           Fees and Expenses. Except as otherwise expressly set forth in Section 2.1(a), the Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers. Each Purchaser, severally and not jointly with any other Purchaser, shall be responsible for all other tax liability that may arise as a result of holding or transferring the Securities by it.

6.2           Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after any Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via e-mail or facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the e-mail address or facsimile number specified in this Section 6.3 prior to 5:00 P.M., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via e-mail or facsimile at the e-mail address or facsimile number specified in this Section 6.3 on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:

Guided Therapeutics Inc.

5835 Peachtree Corners East

Suite D

Norcross, GA 30092

Telephone No.: (770) 242-8723

Facsimile No.: (770) 242-8639

Attention: President

E-mail: president@guidedinc.com

With a copy, which shall not constitute notice, to:

Jones Day

1420 Peachtree St. NE

Suite 800

Atlanta, Georgia 30309

Telephone No.: (404) 581-3939

Facsimile No.: (404) 581-8330

Attention: Heith D. Rodman

E-mail: hdrodman@jonesday.com

If to a Purchaser: To the address, facsimile number or e-mail address set forth under such

                               Purchaser’s name on the signature page hereof;

If to the Lead Purchaser, with a copy, which shall not constitute notice, to:

Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.

150 Fayetteville Street

Suite 2300
                Raleigh, North Carolina 27601

Telephone No.: (919) 821-6714

Facsimile No.: (919) 821-6800

Attention: Margaret Rosenfeld

E-mail: mrosenfeld@smithlaw.com

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4           Amendments; Waivers. Except as expressly provided in this Agreement, no provision of this Agreement may be waived or amended except in a written instrument signed, in the case of amendment, by the Company and the holders of at least a majority in interest of the Preferred Stock still held by all Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5           Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6           Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of at least a majority in interest of the Securities still held by Purchasers. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.

6.7           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.8           Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive each Closing and the delivery of the Securities.

6.9           Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.10       Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.11       Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.12       Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each Purchaser and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.13       Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.14       Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

6.15       Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

6.16       Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of the State of North Carolina and to the jurisdiction of the United States District Court for the Eastern District of North Carolina for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of the State of North Carolina or the United States District Court for the Eastern District of North Carolina, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GUIDED THERAPEUTICS, INC.

By: /s/ Gene S. Cartwright
Name: Gene S. Cartwright
Title: President and Chief Executive Officer

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NAME OF PURCHASER: Aquarius Opportunity Fund

By: EOS INVESTMENT LTD., ITS INVESTMENT Manager

By: /s/ Gregory Pepin
Name: Gregory Pepin
Title: Managing Director

Tax ID: n/a

Address for Notice:

__________________________________________
__________________________________________

Telephone No.: ______________________________

Facsimile No.: _______________________________

Email: _____________________________________

Attention: __________________________________

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: ProMed Partners LP

By: EOS INVESTMENT LTD., ITS INVESTMENT Manager

By: /s/ David B. Musket
Name: David B. Musket
Title: Managing Member

Tax ID:

Address for Notice:

__________________________________________
__________________________________________

Telephone No.: ______________________________

Facsimile No.: _______________________________

Email: _____________________________________

Attention: __________________________________

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: David B. Musket

By: /s/ David Musket
Name:
Title:

Tax ID: n/a

Address for Notice:

__________________________________________
__________________________________________

Telephone No.: ______________________________

Facsimile No.: _______________________________

Email: _____________________________________

Attention: __________________________________

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: John Imhoff

By: /s/ John Imhoff
Name:
Title:

Tax ID: n/a

Address for Notice:

__________________________________________
__________________________________________

Telephone No.: ______________________________

Facsimile No.: _______________________________

Email: _____________________________________

Attention: __________________________________

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: Delores Maloof

By: /s/ Delores Maloof
Name:
Title:

Tax ID: n/a

Address for Notice:

__________________________________________
__________________________________________

Telephone No.: ______________________________

Facsimile No.: _______________________________

Email: _____________________________________

Attention: __________________________________

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

EXHIBITS:

A: Schedule of Purchasers

B: Certificate of Designation of Series C Preferred Stock

C: Form of Warrant

D: Form of Registration Rights Agreement

E: Form of Opinion of Company Counsel

F: Form of Secretary’s Certificate

G: Form of Officer’s Certificate

SCHEDULES:

3.1(a) Subsidiaries

Exhibit A

Schedule of Purchasers

Purchaser Name:	First Closing Preferred Stock	First Closing Warrant Shares	First Closing Purchase Price	Second Closing Preferred Stock	Second Closing Warrant Shares	Second Closing Purchase Price	Series B Rollover (y/n)
Aquarius Opportunity Fund	3,334	52,642,105	$2,500,500	2,000	31,578,947	$1,500,000	N
ProMed Partners LP	n/a	n/a	n/a	67	1,057,895	$50,250	Y
David B. Musket	n/a	n/a	n/a	533	8,415,789	$399,750	Y
John Imhoff	n/a	n/a	n/a	667	10,531,579	$500,250	Y
Delores Maloof	n/a	n/a	n/a	136	2,147,368	$102,000	Y